UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 11, 2023

R F INDUSTRIES, LTD.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-13301 (Commission File Number)	88-0168936 (I.R.S. Employer Identification No.)

16868 Via Del Campo Court, Suite 200 San Diego, CA 92127 (Address of Principal Executive Offices, including Zip Code) (858) 549-6340 (Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.01 par value per share	RFIL	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01         Entry into a Material Definitive Agreement.

On July 11, 2023, RF Industries, Ltd., a Nevada corporation (the “Company”) entered into a Third Amendment to Lease (the “Amendment”) with Sorrento West Properties, Inc., a Delaware corporation (the “Lessor”), amending that certain AIRCRE Standard Industrial/Commercial Single-Tenant Lease - Net, dated as of December 28, 2021, between the Company and Lessor (as amended, the “Lease”), under which the Company leases from Lessor industrial and commercial space located at 16868 Via Del Campo Court, San Diego, California (the “Premises”). The Amendment provides for an increase in tenant improvements by an additional $1,000,000 (the “Additional TIA”) and requires funding of the Additional TIA beginning October 1, 2023, provided certain conditions are met as further set forth in the Amendment. The primary purpose of the Additional TIA is to cover the costs and expenses for the construction, fit-out and furnishing of the adjacent and vacant office spaces located at the Premises, which will be subject to the Managed Client Agreement with RGN-MCA San Diego II, LLC (the “Managed Client Agreement”) and managed services arrangement, as previously disclosed by the Company. In consideration for the Additional TIA, the Amendment provides for an increase in monthly base rent, effective commencing as of October 1, 2023, as follows:

On	Original Base Rent	New Base Rent
October 1, 2022 - November 30, 2023	$139,123.20	$151,980.20
December 1, 2023 - November 30, 2024	$143,296.90	$156,153.90
December 1, 2024 - November 30, 2025	$147,595.80	$160,452.80
December 1, 2025 - November 30, 2026	$152,023.68	$164,880.68
December 1, 2026 - November 30, 2027	$156,584.39	$169,441.39
December 1, 2027 - November 30, 2028	$161,281.92	$174,138.92
December 1, 2028 - November 30, 2029	$166,120.38	$178,977.38
December 1, 2029 - November 30, 2030	$171,103.99	$183,960.99
December 1, 2030 - November 30, 2031	$176,237.11	$189,094.11
December 1, 2031 - December 31, 2032	$181,524.22	$194,381.22

The foregoing descriptions of the Amendment and Managed Client Agreement do not purport to be complete and are qualified in their entirety by reference to, and should be read in conjunction with, the full text of the Amendment and Managed Client Agreement, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, and which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Third Amendment to Lease by and between Sorrento West Properties, Inc. and RF Industries, Ltd., dated July 11, 2023.
10.2	Managed Client Agreement between RF Industries, Ltd. and RGN-MCA San Diego II, LLC, dated June 27, 2023.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RF INDUSTRIES, LTD.

July 13, 2023	By:/s/ Peter Yin Peter Yin Chief Financial Officer